SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 28, 2006

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

Dynegy Inc. (“Dynegy”) is participating in a series of meetings with analysts and investors in Boston, Massachusetts on November 28-29, 2006 at which Bruce A. Williamson, Dynegy’s Chairman and Chief Executive Officer and Holli Nichols, Dynegy’s Executive Vice President and Chief Financial Officer, will be conducting a marketing presentation.

Further, Dynegy is also participating in the Calyon 2nd Annual Utilities and Energy Merchant Conference in New York, New York on November 30, 2006. Bruce A. Williamson, Chairman and Chief Executive Officer of Dynegy, is scheduled to deliver a presentation on November 30, 2006, beginning at 10:45 a.m. Eastern time. A live simulcast of the presentation, together with the related presentation materials, will be available on the Internet in the “News and Financials” section of www.dynegy.com.

The slide presentation for use by Dynegy in conjunction with these meetings and the conference is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein. Certain of the slides set forth in Exhibit 99.1 also contain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included to the extent available without unreasonable effort.

WHERE YOU CAN FIND MORE INFORMATION

Dynegy will file a proxy statement/prospectus with the SEC in connection with the previously announced proposed merger with LS Power. Investors and security holders are urged to carefully read the important information contained in the materials regarding the proposed transaction when it becomes available. Investors and security holders will be able to obtain a copy of the proxy statement/prospectus and other relevant documents, free of charge, at the SEC’s web site at www.sec.gov. Copies of the proxy statement/prospectus may also be obtained by writing Dynegy Inc. Investor Relations, 1000 Louisiana Street, Houston, Texas 77002 or by calling 713-507-6466.

Dynegy, LS Power and their respective directors, executive officers, partners and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders with respect to the proposed transaction. Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006. Additional information regarding the interests of such potential participants will be included in the forthcoming proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
99.1	Dynegy Inc. slide presentation to investors and analysts at a series of meetings in Boston, Massachusetts on November 28-29, 2006 and at the Calyon 2nd Annual Utilities and Energy Merchant Conference in New York, New York on November 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: November 28, 2006	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Document
*99.1	Dynegy Inc. slide presentation to investors and analysts at a series of meetings in Boston, Massachusetts on November 28-29, 2006 and at the Calyon 2nd Annual Utilities and Energy Merchant Conference in New York, New York on November 30, 2006.

*	Filed herewith.